UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K
________________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2008

________________

Hexion Specialty Chemicals, Inc.
(Exact Name of Registrant as Specified in Its Charter)

_______________

New Jersey
(State or Other Jurisdiction of Incorporation)

1-71 (Commission File Number)	13-0511250 (I.R.S. Employer Identification No.)

180 East Broad Street, Columbus, Ohio (Address of Principal Executive Offices)	43215-3799 (Zip Code)

     614-225-4000
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events

     On June 30, 2008, Craig O. Morrison, Chief Executive Officer and President of Hexion Specialty Chemicals, Inc. (the “Company”) sent a letter (the “Hexion Letter”) to Peter R. Huntsman, Chief Executive Officer of the Huntsman Corporation (“Huntsman”) responding to a letter sent by Mr. Huntsman on June 30, 2008 (the “Huntsman Letter”).

     Copies of the Huntsman Letter and the Hexion Letter are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference in their entirety.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

	99.1	Letter from Peter R. Huntsman to Craig O. Morrison and Joshua J. Harris, dated June 30, 2008.

	99.2	Letter from Craig O. Morrison to Peter R. Huntsman, dated June 30, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEXION SPECIALTY CHEMICALS, INC.

Date: June 30, 2008

By: /s/ Mary Ann Jorgenson
Name: Mary Ann Jorgenson
Title: Executive Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter from Peter R. Huntsman to Craig O. Morrison and Joshua J. Harris, dated June 30, 2008.

99.2	Letter from Craig O. Morrison to Peter R. Huntsman, dated June 30, 2008.